00244269

DODGE & COX FUNDS®

May 1, 2020

(as supplemented January 15, 2021)

Stock Fund

Summary Prospectus

Stock Fund (DODGX)

ESTABLISHED: 1  9  6  5

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Funds’ shareholder reports as permitted by new regulations adopted by the SEC, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at dodgeandcox.com/forms_literature.asp. You can also get this information at no cost by calling 800-621-3979 or by sending an email request to prospectus@dodgeandcox.com

The Fund’s Prospectus and Statement of Additional Information, dated May 1, 2020, as may be amended and/or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

DODGE & COX STOCK FUND ∎ PAGE 1

Dodge & Cox Stock Fund

Investment Objectives

The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.02%

Total Annual Fund Operating Expenses	0.52%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. The Fund may use futures or options referencing stock indices, such as the S&P 500 Index, to hedge against a general downturn in the equity markets. The Fund may also use equity index futures to equitize, or create equity market exposure, approximately equal to some or all of its non-equity assets.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎

Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market

PAGE 2 ∎ DODGE & COX STOCK FUND

instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
∎	Derivatives risk. Investing with derivatives, such as equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure and may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a primary and secondary broad-based securities market index. The Fund’s primary benchmark is the S&P 500 Index, which consists of large cap equity securities and is generally considered representative of the U.S. stock market as a whole. The Fund’s secondary benchmark is the Russell 1000 Value Index, which measures the performance of the large capitalization value segment of the U.S. equity universe.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 13.29% (quarter ended March 31, 2012)

Lowest: –18.83% (quarter ended September 30, 2011)

Average Annual Total Returns

for the Periods Ended 12/31/2019

Dodge & Cox Stock Fund	1 Year	5 Years	10 Years
Return before taxes	24.80%	9.72%	12.60%
Return after taxes on distributions	21.70	7.70	11.37
Return after taxes on distributions and sale of Fund shares	16.65	7.37	10.32
S&P 500 Index (reflects no deduction for expenses or taxes)	31.49	11.70	13.56
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	26.54	8.29	11.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

DODGE & COX STOCK FUND ∎ PAGE 3

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Fund Management

Dodge & Cox serves as investment manager to the Stock Fund. The Fund is managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), which consists of the following eight members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of Global Equity Investment Committee (“GEIC”), and International Equity Investment Committee (“IEIC”)	28/36
C. Bryan Cameron	Senior Vice President and Director of Research	28/37
David C. Hoeft	Senior Vice President, Director, Associate Chief Investment Officer, and member of GEIC	18/27
Steven C. Voorhis	Vice President, Associate Director of Research, and member of GEIC	14/24
Philippe Barret, Jr.	Vice President and Research Analyst	7/16
Kathleen G. McCarthy	Vice President and Research Analyst	4/13
Karol Marcin	Vice President, Research Analyst, and member of GEIC	2/20
Benjamin V. Garosi	Vice President and Research Analyst	1/11

Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $100. The Funds reserve the right to waive minimum investment amounts for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after DST Asset Manager Solutions, Inc. (the “Transfer Agent”) or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

∎	Online: Visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Account Access” to log into your account and submit your request online.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Forms & Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219502, Kansas City, MO 64121-9502” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt in which case you will generally be taxed only upon withdrawal of monies from the retirement account.

Payments to Financial Intermediaries

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.